                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                               February 10, 2000
                      ___________________________________

                           Virtual Communities, Inc.
      ____________________________________________________________________
             (Exact name of registrant as specified in its chapter)

                                    Delaware
                           _________________________
                 (State or other jurisdiction of incorporation)

                                    01-12637
                           _________________________
                            (Commission File Number)

                                   95-4491750
                              ___________________
                       (IRS Employer Identification No.)

                               589 Eighth Avenue
                            New York, New York 10018
                         _____________________________
                    (Address of principal executive offices)

                                     10018
                         ______________________________
                                   (Zip Code)

                                 (212) 931 8600
                               _________________

              (Registrant's telephone number, including area code)

           __________________________________________________________
         (Former name or former address, if changed since last report)
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EXPLANATORY NOTE

On February 18, 2000, Virtual Communities, Inc. (the "Company") filed a Form 8-K with the Securities and Exchange Commission disclosing the acquisition of a majority interest in Cortext Ltd. effective as of February 10, 2000. The Company hereby amends such Form 8-K, pursuant to an undertaking made by the Company under paragraph (4) of Item 7(a) of Form 8-K, with respect to the disclosure set forth herein of the pro forma financial statements reflecting such acquisition.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Introduction to Pro Forma Financial Statements (Unaudited)

The accompanying unaudited pro forma balance sheet presents the financial position of VCI and Cortext as of December 31, 1999, assuming the acquisition of a majority of Cortext's shares has been completed as of the balance sheet date. The pro forma statements of operations for the year ended December 31, 1999 reflects the acquisition, as if the acquisition had occurred on the first day of the fiscal year presented, taking into effect certain events that occurred subsequent to the periods presented. The acquisition was consummated subsequent to the balance sheet date, on February 10, 2000.

In February 2000, VCI entered into a Share Purchase Agreement ("SPA") with Cortext Ltd. Cortext, a corporation registered under the laws of the State of Israel, and the principal shareholders of Cortext, to acquire a majority interest in the equity of Cortext. Cortext was established in 1996 and is engaged in the development and licensing of content management software for web publishers. VCI currently utilizes Cortext's Magazine Software pursuant to a License Agreement with Cortext dated July 18, 1999 to manage content on several of the ethnic communities published by VCI and as a central component of its Community Management Solution (CMS) turnkey solution which it markets and licenses to third party web publishers.

Pursuant to the terms of the SPA, VCI was issued shares of Cortext so that it holds approximately 54% of the outstanding shares of Cortext following the payment of certain funds to and on behalf of Cortext. Depending upon Cortext's completion of certain software development milestones set forth in the SPA and additional payments by VCI, up to 60% of the equity of Cortext could be acquired by VCI by August 2000.

Simultaneously with execution of the SPA, VCI and Cortext entered into an Assignment Agreement with Planet Communications Ltd. ("Planet"), an Israel-based unaffiliated third party holder of 50% of the rights in Cortext's Magazine Software whereby Planet agreed to irrevocably assign all of its rights, title and interest in the Magazine Software to Cortext in consideration of VCI's payment of a portion of the transaction consideration on behalf of Cortext and subject to such third party's retaining the right to sell up to ten Magazine Software End User licenses. Cortext agreed to provide Planet with certain upgrades and technical support services in connection with such End User licenses if and when the same are granted. The majority of the payments to Planet have been made and its assignment of its rights to the Magazine Software has been effectuated. A portion of the payments to such third

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party are to be paid in installments over a period of six months period from the date of the Assignment Agreement and the SPA. Following the assignment of the rights by Planet, Cortext holds 100% of the rights in and to the Magazine Software.

Concurrently with the execution of the SPA, Cortext also entered into long-term employment agreements with its C.E.O. and C.T.O. and amended its By Laws. Pursuant to the SPA, VCI has the right to name two members to Cortext's Board and to name a majority of the Board upon the completion of its payments and acquisition of shares in August 2000.

Pursuant to the SPA and the Assignment Agreement, the total amount of payments to be made by VCI to and on behalf of Cortext for the full purchase of up to 60% of equity in Cortext, including repayment of certain Cortext loans is expected in the aggregate to be $760,000 for the entire transaction. As of December 31, 1999, total payments of $90,000 were made.

The transaction was accounted for as a purchase. The purchase method of accounting allocates the aggregate purchase price to the assets acquired and liabilities assumed based upon their respective fair values. The excess of the purchase price over the fair value of assets and liabilities acquired of approximately $398,000 was allocated to goodwill.

Additionally, VCI currently utilizes Cortext's Magazine Software pursuant to a License Agreement with Cortext dated July 18, 1999 to manage content on several of the ethnic communities published by VCI and as a central component of its Community Management Solution (CMS) turnkey solution which it markets and licenses to third party web publishers. In consideration for an unlimited license, VCI is expected to pay a total of $50,000 to Cortext, of which $30,000 had been paid as of December 31, 1999.

The pro forma financial information does not purport to be indicative of the results which would have actually been obtained had such transactions been completed as of the assumed date or which may be obtained in the future.

  (Pro Forma Financial Statements (Unaudited) continue on the following page).

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                      VIRTUAL COMMUNITIES, INC. (VCI) AND
                            CORTEXT LTD. (CORTEXT)

                            PRO FORMA BALANCE SHEET
                            AS OF DECEMBER 31, 1999
                          (U.S. Dollars in thousands)
                                  (Unaudited)


                                                   VCI       Cortext               Pro Forma
                                               (Unaudited)  (Audited)  Combined   Adjustments   Pro Forma

ASSETS
Current Assets
Cash and cash equivalents                             469         23        492    (395) (d)           97
Trade receivables                                     191          9        200                       200
   Other receivables                                  128                   128                       128
                                                 --------------------------------------------      ------
      Total current assets                            788         32        820                       425
                                                 --------------------------------------------      ------
Fixed Assets, Net                                   1,150          1      1,151                     1,151
                                                 --------------------------------------------      ------
Severance Pay Deposits                                 83                    83                        83
                                                 --------------------------------------------      ------
Other Assets
   Investment in Cortext                               90                    90    (90) (a)
   Other                                              253         30        283    (30) (b)           648
                                                                                   395  (d)
   Goodwill                                                                        398  (a)           398
                                                 --------------------------------------------      ------
                                                      343         30        373                     1,046
                                                 --------------------------------------------      ------
       Total assets                                 2,364         63      2,427                     2,705
                                                 ============================================      ======
LIABILITIES AND
SHAREHOLDERS' EQUITY
(DEFICIENCY)
 Current Liabilities
  Short-term bank borrowings                          731          1        732                       732
  Shareholders' loans/related party                   150         31        181                       181
  Payables and accrued expenses                     1,511         52      1,563                     1,563
                                                 --------------------------------------------      ------
      Total current liabilities                     2,392         84      2,476                     2,476
                                                 =============================================     ======
Long-Term Liabilities
 Long-term loan                                       167                   167                       167
 Accrued severance pay                                329         45        374                       374
                                                 --------------------------------------------      ------
      Total long-term liabilities                     496         45        541                       541
                                                 --------------------------------------------      ------
      Total liabilities                             2,888        129      3,017                     3,017
                                                 --------------------------------------------      ------
                                                                                  (242) (a)
  Minority Interest                                                                 42  (c)           200
                                                 --------------------------------------------      ------
Shareholders' Equity (Deficiency)
 Share capital                                        146                   146                       146
 Receipt on account of shares                                     90         90     90 (a)
 Additional paid-in capital                         8,186                 8,186                     8,186
 Accumulated deficit                               (8,856)      (156)    (9,012)  (156) (a)        (8,844)
                                                 --------------------------------------------      ------
                                                                                   (12  (b,c)
      Total shareholders'                            (524)       (66)      (590)                     (512)
                                                 --------------------------------------------      ------
        Equity (deficiency)

      Total liabilities and                         2,364         63      2,427                     2,705
                                                 =============================================     ======
        Shareholders' equity (deficiency)

    The accompanying notes form an integral part of the pro forma financial statements.


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                      VIRTUAL COMMUNITIES, INC. (VCI) AND
                            CORTEXT LTD. (CORTEXT)

                       PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1999
         (U.S. Dollars in thousands, except share and per share data)
                                  (Unaudited)


                                          VCI               Cortext            Pro Forma
                                     (Unaudited)           (Audited)          Adjustments             Pro Forma

REVENUES                                   857                  80              (30) (b)                   907

COST AND EXPENSES

 Cost of revenues                        1,816                  46                                       1,862

 Research and development                                       78                                          78

 Selling and marketing
  Expenses                               1,583                  27                                      1,610

 General and administrative
  Expenses                               2,222                                                          2,222

 Financing expenses
  (income), net                            109                   4                                        113

   Participation of Minority
    of Cortex Loss                                                              (42) (c)                  (42)

 Expenses of merger                      1,057                                                          1,057
                                       -------             -------           ------                -----------
                                         6,787                 155              (42)                    6,900
                                       -------             -------           ------                -----------
  Net loss                              (5,930)                (75)              12                    (5,993)
                                       -------             -------           ------                ------------
Net Loss per share                                                                                      (0.57)
                                       -------             -------           ------                ============
Weighted average number
 of shares outstanding                                                                             10,532,530
                                                                                                   ============
The accompanying notes form an integral part of the pro forma financial statements.

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                      VIRTUAL COMMUNITIES, INC. (VCI) AND
                             CORTEXT LTD. (CORTEXT)


1)  Basis of Presentation

The pro forma balance sheet combines the balance sheets of VCI and Cortext as of December 31, 1999, assuming the acquisition has been completed as of the balance sheet date. The pro forma statements of operations for the year ended December 31, 1999 for VCI and Cortext, reflect the acquisition, as if the acquisition had occurred on the first day of the fiscal year presented, taking into effect certain events that occurred subsequent to the periods presented. The acquisition was actually consummated subsequently on February 10, 2000.

The historical balance sheets used in the presentation of the pro forma financial statements have been derived from VCI's unaudited and Cortext's audited financial statements as of December 31, 1999.

2)  Unaudited Pro Forma Adjustments

Descriptions of the adjustments included in the unaudited pro forma financial statements are as follows:

a) Reflects the acquisition of Cortext by VCI and the consolidation of the two entities.
b) Reflects the elimination of the intercompany revenue generated by the payment of VCI to Cortext for the licensing Cortext's Magazine Software.
c) Reflects the recording of the minority interest's portion in Cortext's results.
d) Reflects the purchase of 50% of the rights in Cortext's Magazine Software from third party.


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Exhibits.

Exhibit No.          Description of document
-------------------  -------------------------------------------------------------------------------------
10(9)                Software License Agreement between Cortext Ltd. and Planet Communications Ltd., on the one hand, and Virtual Communities, Inc., on the other hand, dated July 16, 1999, as filed with the Commission as Exhibit 10(7) to Heuristic Development Group's
                     Registration Statement on Form S-4 on September 17, 1999 (File No. 333-87373),
                     incorporated herein by reference thereto.

10(40)               Share Purchase Agreement between Virtual Communities, Inc. and Cortext, Ltd. dated as of February 10, 2000, as filed with the Commission as Exhibit 10(40) on Form 8-K on February 18, 2000 and incorporated herein by reference thereto.

10(41)               Assignment Agreement between Cortext Ltd., Planet Communications Ltd. and Virtual
                     Communities, Inc., dated as of February 7, 2000, as filed with the Commission as
                     Exhibit 10(41) on Form 8-K on February 18, 2000 and incorporated herein by reference thereto.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 VIRTUAL COMMUNITIES, INC.


Date:   April 10, 2000            By: /s/ Avi Moskowitz
        --------------               ----------------------
                                      Avi Moskowitz,
                                      President and Chief
                                      Executive Officer

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